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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   NOVEMBER 25, 2003
DATE OF EARLIEST EVENT REPORTED:    NOVEMBER 21, 2003


                              THE ROUSE COMPANY
            (Exact name of registrant as specified in its charter)



       MARYLAND                     001-11543                   52-0735512
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)

                          10275 LITTLE PATUXENT PARKWAY
                          COLUMBIA, MARYLAND 21044-3456

                    (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (410) 992-6000

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ITEM 5.   OTHER EVENTS.

     On November 21, 2003, The Rouse Company (the "Registrant") announced the sale of $350,000,000 aggregate principal amount of 5.375% notes due 2013 (the "Notes") in an underwritten public offering pursuant to the Pricing Agreement, dated November 21, 2003, (the "Pricing Agreement"), between the Registrant and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters named therein which incorporates by reference the Underwriting Agreement, dated November 21, 2003, (the "Underwriting Agreement") between the Registrant and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters named therein. The Underwriting Agreement and Pricing Agreement are filed as exhibits 1.1 and 1.2, respectively, hereto.

     The Notes were offered through a prospectus supplement dated November 21, 2003 under the Registrant's Registration Statement on Form S-3 (Registration No. 333-67137). The prospectus supplement was filed with the Securities and Exchange Commission on November 24, 2003.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit     Description
            -------     -----------

              1.1 Underwriting Agreement, dated November 21, 2003, between The Rouse Company and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters named therein.

              1.2 Pricing Agreement, dated November 21, 2003, between The Rouse Company and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters named therein.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: November 25, 2003

                                   THE ROUSE COMPANY


                                   By:  /s/ Melanie M. Lundquist
                                       -----------------------------------
                                       Melanie M. Lundquist
                                       Senior Vice President and
                                       Corporate Controller

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                               EXHIBIT INDEX


            Exhibit     Description
            -------     -----------

              1.1 Underwriting Agreement, dated November 21, 2003, between The Rouse Company and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters named therein.

              1.2 Pricing Agreement, dated November 21, 2003, between The Rouse Company and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters named therein.